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                                   Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Numbers 2-68161, 33-16154, 33-40664, 33-40665, and 333-
21727) of Mission West Properties of our report dated February 11, 1997 appearing on page 8 of this Form 10-K.


PRICE WATERHOUSE LLP
San Diego, California
February 28, 1997